                                                                    EXHIBIT 10.6

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED INFORMATION HAS BEEN REPLACED BY [*].

                    Dolby Laboratories Licensing Corporation


                     DIGITAL AUDIO SYSTEM LICENSE AGREEMENT

                           AN AGREEMENT BY AND BETWEEN
                           ---------------------------

--------------------------------------------------------------------------------
Dolby Laboratories Licensing Corporation         InterVideo, Inc.
(hereinafter called "LICENSOR")                  (hereinafter called "LICENSEE")
of 100 Potrero Avenue                            of 440 Mission Court, Suite 260
San Francisco, CA 94103-4813                     Fremont, CA 94539
United Stated of America                         United States of America
--------------------------------------------------------------------------------


Facisimile telephone number of LICENSOR for transmission of quarterly royalty reports (Section 4.05): (415) 863-1373

LICENSOR's bank and account number for wire transfer of royalty payments (Section 4.05)

         Bank: Wells Fargo Bank
         Address: 464 California Street, San Francisco, CA 94104 U.S.A. Account Name: Dolby Laboratories Licensing Corporation
         Account Number: [*]
         ABA Number: [*]

Identification of bank with respect to whose prime rate interest is calculated on overdue royalties (Section 4.05): Wells Fargo Bank

Address of LICENSEE for communications not otherwise specified (Section 8.04):

SIGNATURE:
---------

On behalf of LICENSOR                        On behalf of LICENSEE

Signature: /s/ Lun S. Cheung                 Signature: /s/ Joe Monastiero
           ---------------------------                  ------------------------

Name:      Lun S. Cheung                     Name:      Joe Monastiero
           ---------------------------                  ------------------------

Title:     Intellectual Property Manager     Title:     VP
           -----------------------------                ------------------------

Place:     San Francisco, CA 94103           Place:     Fremont, CA
           -----------------------------                ------------------------

Date:      4 March 1999                      Date:      11/2/98
           -----------------------------                ------------------------

Witnessed By:                                Witnessed By:

   /s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
----------------------------------------     -----------------------------------

Effective Date of Agreement:  4 March 1999          Initial Payment: $[*]
                             -----------------

                                TABLE OF CONTENTS

                                                                                           Page
ARTICLE I DEFINITIONS.....................................................................  2

     Section 1.01 - "LICENSOR"............................................................  2
     Section 1.02 - "LICENSEE"............................................................  2
     Section 1.03 - "Application".........................................................  2
     Section 1.04 - "Patent"..............................................................  2
     Section 1.05 - "Related Application".................................................  2
     Section 1.06 - "Related Patent"......................................................  2
     Section 1.07 - "Scheduled Patents"...................................................  3
     Section 1.08 - "Dolby Digital AC-3 Audio System Specifications"......................  3
     Section 1.09 - "Licensed Trademark"..................................................  3
     Section 1.10 - "Licensed Device".....................................................  3
     Section 1.11 - "Licensed Product"....................................................  3
     Section 1.12 - "Patent Rights".......................................................  4
     Section 1.13 - "Know-How"............................................................  4
     Section 1.14 - "Confidential Information"............................................  4
     Section 1.15 - "Non-Patent Country"..................................................  4
     Section 1.16 - "LICENSEE's Trade Name and Trademarks"................................  4
     Section 1.17 - "Other-Trademark Purchaser"...........................................  4
     Section 1.18 - "Licensed Copyrighted Works"..........................................  4
     Section 1.19 - "Consumer Price Index"................................................  5
     Section 1.20 - "Effective Date"......................................................  5
     Section 1.21 - "Virtual Dolby Digital"...............................................  5

ARTICLE II LICENSES GRANTED...............................................................  5

     Section 2.01 - Licenses Granted to LICENSEE..........................................  5
     Section 2.02 - Limitation of Licenses Granted........................................  5

ARTICLE III OTHER OBLIGATIONS OF THE LICENSOR AND LICENSEE................................  6

     Section 3.01 - Use of Licensed Trademark.............................................  6
     Section 3.02 - Ownership of the Licensed Trademarks..................................  8
     Section 3.03 - Maintenance of Trademark Rights.......................................  9
     Section 3.04 - Patent, Trademark and Copyright Enforcement...........................  9
     Section 3.05 - Other-Trademark Purchasers............................................  9
     Section 3.06 - Patent Marking........................................................ 10
     Section 3.07 - Copyright Notice...................................................... 10
     Section 3.08 - Furnishing of Licensed Copyrighted Works: Use of Licensed
             Copyrighted Works............................................................ 10
     Section 3.09 - License Notice........................................................ 11
     Section 3.10 - Furnishing of Know-How................................................ 11
     Section 3.11 - Use of Know-How and Confidential Information.......................... 11

                               TABLE OF CONTENTS
                                  (continued)

                                                                                         Page
ARTICLE IV PAYMENTS..................................................................... 12

     Section 4.01 - Initial Payment..................................................... 12
     Section 4.02 - Royalties........................................................... 12
     Section 4.03 - Section Deleted..................................................... 13
     Section 4.04 - Royalty Applicability............................................... 13
     Section 4.05 - Royalty Payments and Statements..................................... 13
     Section 4.06 - Royalties in Non-Patent Count....................................... 14
     Section 4.07 - Books and Records................................................... 15
     Section 4.08 - Rights of Inspecting Books and Records.............................. 15

ARTICLE V STANDARDS OF MANUFACTURE AND QUALITY.......................................... 15

     Section 5.01 - Standardization and Quality......................................... 15
     Section 5.02 - Right to Inspect Quality............................................ 16

ARTICLE VI TERMINATION AND EFFECT OF TERMINATION........................................ 16

     Section 6.01 - Expiration of Agreement............................................. 16
     Section 6.02 - Termination for Cause............................................... 16
     Section 6.03 - Option to Terminate in a Non-Patent Count........................... 16
     Section 6.04 - Effect of Termination............................................... 17

ARTICLE VII LIMITATIONS OF RIGHTS AND AUTHORITY......................................... 18

     Section 7.01 - Limitation of Rights................................................ 18
     Section 7.02 - Limitation of Authority............................................. 18
     Section 7.03 - Disclaimer of Warranties and Liability: Hold Harmless............... 18
     Section 7.04 - Limitation of Assignment by LICENSEE................................ 19
     Section 7.05 - Compliance with U.S. Export Control Regulations..................... 19

ARTICLE VIII MISCELLANEOUS PROVISIONS................................................... 19

     Section 8.01 - Language of Agreement: Language of Notices.......................... 19
     Section 8.02 - Stability of Agreement.............................................. 20
     Section 8.03 - Public Announcements................................................ 20
     Section 8.04 - Address of LICENSOR and LICENSEE for all Other Communications....... 20
     Section 8.05 - Applicable Law...................................................... 20
     Section 8.06 - Choice of Forum: Attorneys' Fees.................................... 20
     Section 8.07 - Construction of Agreement........................................... 21
     Section 8.08 - Captions............................................................ 21
     Section 8.09 - Singular and Plural................................................. 21
     Section 8.10 - Complete Agreement.................................................. 21
     Section 8.11 - Severability........................................................ 21

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
         Section 8.12 - Company Representation and Warrant................. 21
         Section 8.13 - Execution.......................................... 21

                     DIGITAL AUDIO SYSTEM LICENSE AGREEMENT

     WHEREAS, LICENSOR is engaged in the field of audio noise reduction and analog and digital signal processing systems and has developed noise reduction systems useful for audio tape recording, surround sound systems for home entertainment and for other applications;

     WHEREAS, LICENSOR's audio processing systems have acquired a reputation for excellence and LICENSOR's trademarks have acquired valuable goodwill;

     WHEREAS, LICENSOR has licensed over 160 companies to make, use and sell consumer audio hardware incorporating LICENSOR's audio systems and marked with LICENSOR's trademarks; and

     WHEREAS, LICENSOR has defined the operating parameters and configuration of a class of products called, "Virtual" products; and

     WHEREAS, LICENSOR's Virtual product category and its manufacture are the subject of substantial know-how owned by LICENSOR;

     WHEREAS, LICENSOR's Dolby Digital AC-3 audio system and its manufacture embody inventive subject matter which are the subject of international patent and patent applications owned or licensable by LICENSOR,

     WHEREAS, the manufacture and sale of LICENSOR's Dolby Digital AC-3 audio system requires the reproduction of copyrighted works owned or licensable by LICENSOR;

     WHEREAS, LICENSOR represents and warrants that it has rights to grant licenses under such know-how, patents and patent applications and copyrighted works and under its trademarks;

     WHEREAS, LICENSEE is engaged in the manufacture and sale of products for the home electronics market; and

     WHEREAS, LICENSEE believes it can develop substantial demand for equipment to decode audio signals using LICENSOR's Dolby Digital AC-3 audio system;

     WHEREAS, LICENSEE desires a non-exclusive license to manufacture and sell decoders using LICENSOR's Dolby Digital AC-3 audio system under LICENSOR's trademarks, know-how, copyrighted works, patents and patent applications; and

     WHEREAS, LICENSOR is willing to grant such a license under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, it is agreed by and between LICENSOR and LICENSEE as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 - "LICENSOR" means Dolby Laboratories Licensing Corporation, a
                     --------
corporation of the State of New York, having a place of business as indicated on the title page of this Agreement, and its successors and assigns.

     Section 1.02 - "LICENSEE" means the corporation identified on the title
                     --------
page of this Agreement and any subsidiary thereof of whose ordinary voting shares more than 50% are controlled directly by such corporation, but only so long as such control exists.

     Section 1.03 - "Application" means an application for the protection of an
                     -----------
invention or an industrial design; references to an "Application" shall be construed as references to applications for patents for inventions, inventors' certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents, and industrial design registrations.

     Section 1.04 - "Patent" means patents for inventions, inventors'
                     ------
certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents, and industrial design registrations.

     Section 1.05 - "Related Application" means an Application, whether
                     -------------------
international or in the same or another country or region, which

        (1) is substantially the same as (e.g., it does not include any new matter in the sense of the United States Patent Law) an Application or Patent listed in Appendix A, entitled "Scheduled Patents," which is attached hereto and forms an integral part of this Agreement (for example, without limiting the foregoing, a continuation Application, a corresponding Application, an Application to reissue, or a refiled Application), or

        (2) is substantially only a portion of (e.g., it contains less than an Application or Patent listed in Appendix A and, it does not include any new matter in the sense of the United States Patent Law) an Application or Patent listed in Appendix A (for example, a divisional Application, or a corresponding or refiled Application in the nature of a divisional Application).

     Section 1.06 - "Related Patent" means:
                     --------------

        (1)  a Patent granted on an Application listed in Appendix A,

        (2)  a Patent granted on a Related Application,

        (3)  a reissue of a Patent of Sections 1.06(1) or 1.06(2), and

        (4) a reexamination certificate of a Patent of Sections 1.06 (1), 1.06(2), or 1.06(3).

     Section 1.07 - "Scheduled Patents" means the Applications and Patents
                     -----------------
listed in Appendix A together with Related Applications and Related Patents.

     Applications and Patents which contain not only common subject matter but also additional subject matter going beyond the disclosure of Applications and Patents of this Section (for example, without limiting the foregoing, a continuation-in-part Application, or a corresponding or refiled Application in the nature of a continuation-in-part Application) shall be deemed to be Scheduled Patents only with respect to that portion of their subject matter common to the Applications and Patents of this Section.

     Section 1.08 - "Dolby Digital AC-3 Audio System Specifications" means the
                     ----------------------------------------------
specifications for the Dolby Digital AC-3 audio system, comprising the claims and teachings of the Scheduled Patents, the Dolby Digital AC-3 audio system operating parameters as specified in Appendix B entitled "Dolby Digital AC-3 Audio System," the Dolby Digital LICENSEE Information Manual referred to in Appendix C, the Licensed Copyrighted Works and the Know-How. Appendices B and C are attached hereto and form an integral part of this Agreement.

     Section 1.09 - "Licensed Trademark" means one or more of the following: (a)
                     ------------------
the word mark "Dolby", (b) the device mark [logo] which is also referred to as the `Double-D' symbol and (c) the term "AC-3".

     Section 1.10 - "Licensed Device" means a digital audio circuit having Dolby
                     ---------------
Digital AC-3 Audio System Specifications, whether made in discrete component, integrated circuit, or other forms, for decoding a digital bitstream into one or more audio channels. A circuit counts as one "Licensed Device" for each full frequency range audio channel it provides.

     Section 1.11 - "Licensed Product" means a complete ready to use consumer
                     ----------------
entertainment product, such as a mufti-channel A/V receiver, DVD player, or personal computer (PC), or a complete, ready-to-install PC audio subsystem which:

        (1) contains one or more Licensed Devices, and

        (2) is intended or designed for use in decoding an AC-3 digital audio bitstream.

     Every Licensed Product containing three or more Licensed Devices must also contain a Dolby Consumer Surround Decoder with Directional Enhancement licensed under a separate agreement, except that the Licensed Consumer Surround Decoder and the Directional Enhancement Circuit in such Licensed Product shall be royalty-free, so long as applicable royalties under Sections 4.01 and 4.02 under this Agreement are payable.

     The only exception to this provision are outboard decoders without independent volume controls intended to be used exclusively in conjunction with audio-visual receivers or amplifiers that already contain said Consumer Surround Decoder and Directional Enhancement circuits. A Licensed Product is not a semiconductor chip, a partially assembled product, a product in kit form, or a knocked-down or semi-knocked-down product.

     Section 1.12 - "Patent Rights" means:
                     -------------

        (1) the Scheduled Patents; and

        (2) such Patents and Applications directed to Licensed Products that LICENSOR may own or gain rights to license during the term of this Agreement and which LICENSOR may agree to include in the Patent Rights without payment of additional compensation by LICENSEE.

     The Patent Rights do not include such other Applications and Patents as LICENSOR does not agree to include in the Patent Rights without payment of additional compensation by LICENSEE.

     Section 1.13 - "Know-How" means all proprietary information, trade secrets,
                     --------
skills, experience, recorded or unrecorded, accumulated by LICENSOR, from time to time prior to and during the term of this Agreement, or licensable by LICENSOR, relating to the Licensed Devices and the Licensed Products and all designs, drawings, reports, memoranda, blue-prints, specifications and the like, prepared by LICENSOR or by others and licensable by LICENSOR, insofar as LICENSOR deems the same to relate to and be useful for the development, design, manufacture, sale or use of Licensed Products. Know-How does not include Licensed Copyrighted Works, whether or not published.

     Section 1.14 - "Confidential Information" means technical and non-technical
                     ------------------------
proprietary information of LICENSOR or LICENSEE, including, without limiting the foregoing, marketing information, product plans, business plans, royalty, and sales information so long as such information is disclosed to the other party a) in written or other tangible form which is clearly marked as being confidential or proprietary or b) orally or in any other manner and is indicated as confidential at the time of disclosure and thereafter summarized in writing within thirty (30) days after such disclosure.

     Section 1.15 - "Non-Patent Country" means a country in which there do not
                     ------------------
exist, with respect to a Licensed Product, any Scheduled Patents including any pending Application or unexpired Patent, which, but for the licenses herein granted, are (or in the case of an Application, would be if it were an issued Patent) infringed by the manufacture, and/or use, lease or sale of such Licensed Product.

     Section 1.16 - "LICENSEE's Trade Name and Trademarks" means any trade name
                     ------------------------------------
or trademark used and owned by LICENSEE.

     Section 1.17 - "Other-Trademark Purchaser" means any customer of LICENSEE
                     -------------------------
who, with LICENSEE's knowledge, intends to resell, use or lease the Licensed Products under a trademark other than LICENSEE's Trade Name and Trademarks.

     Section 1.18 - "Licensed Copyrighted Works" means all copyrighted works
                     --------------------------
owned by LICENSOR or owned by others and which LICENSOR has the right to sublicense, relating to the Dolby Digital AC-3 audio system and the reproduction of which are required in order for

LICENSEE to make or have made for it Licensed Products, and to use, lease and sell the same. Licensed Copyrighted Works exclude mask works fixed in a semiconductor chip product.

     Section 1.19 - The "Consumer Price Index" means the U.S. City Average Index
                         --------------------
(base of 1982-1984 = 100) of the Consumer Price Index for All Urban Consumers as published by the Department of Labor, Bureau of Labor Statistics of the United States Government. In the event that said Index ceases to be published under its present name or form or ceases to be published by the same government entity, reference shall be made to the most similar index then available.

     Section 1.20 - The "Effective Date" of this Agreement is the date of
                         --------------
execution hereof by the last party to execute the Agreement, or, if this Agreement requires validation by any governmental or quasi-governmental body, the "Effective Date" is the date of validation of this Agreement.

     Section 1.21 - "Virtual Dolby Digital" means the configuration,
                     ---------------------
specifications, and operating parameters for the Virtual Dolby Digital audio system, as specified in the Dolby Digital LICENSEE Information Manual referred to in Appendix C.

                                   ARTICLE II

                                LICENSES GRANTED

     Section 2.01 - Licenses Granted to LICENSEE
                    ----------------------------

     LICENSOR hereby grants to LICENSEE:

          (1) a personal, non-transferable, indivisible, and non-exclusive license throughout the world under the Patent Rights, subject to the conditions set forth and LICENSEE's performance of its obligations, including paying royalties due, to make or have made for it Licensed Products, and to use, lease, import and sell the same;

          (2) a personal, non-transferable, indivisible, and non-exclusive license throughout the world to use the Know-How and to reproduce the Licensed Copyrighted Works in connection with the design, manufacture, and sale of the Licensed Products and to use the Licensed Trademarks on the Licensed Products and in connection with the advertising and offering for sale of Licensed Products bearing one or more of the Licensed Trademarks subject to the conditions set forth in this Agreement and LICENSEE's performance of its obligations, including the payment of royalties; and

          (3) a personal, non-transferable, indivisible, non-exclusive, and royally-free license throughout the world under the Patent Rights and to use the Know-How and to reproduce the Licensed Copyrighted Works in connection with the manufacture, use, lease and sale of spare parts solely for the repair of Licensed Products manufactured by LICENSEE under this Agreement.

     Section 2.02 - Limitation of Licenses Granted
                    ------------------------------

     Notwithstanding the licenses granted under Section 2.01:

          (1) no license is granted to lease, sell, transfer, or otherwise dispose of any part of a Licensed Product, including, without limiting the foregoing, a semiconductor chip specially adapted for use in a Licensed Product, which part (a) is a material part of an invention which is the subject of a Scheduled Patent and which part is not a staple article or commodity of commerce suitable for substantial noninfringing use or (b) is not a spare part solely for the repair of a Licensed Product manufactured by LICENSEE under this Agreement;

          (2) no license is granted under this Agreement to lease, sell, transfer, or otherwise dispose of any partially assembled products, products in kit form, and knocked-down or semi-knocked-down products;

          (3) no license is granted under this Agreement with respect to any of LICENSOR's other licensed technologies;

          (4) no license is granted under this Agreement to use any Licensed Trademark in connection with offering for sale or in advertising and/or informational material relating to any Licensed Product which is not marked with the mark specified in Section 3.01(1) of this Agreement;

          (5) no license is granted under this Agreement with respect to the use of any Licensed Trademark on or in connection with products other than Licensed Products;

          (6) no right is granted with respect to LICENSOR's trade name "Dolby Laboratories" except with respect to the use of said tradename on and in connection with Licensed Products for the acknowledgments and notices required herein;

          (7) no license is granted to copy, prepare, make, or have made derivative works based on the Licensed Copyrighted Works; and

          (8) no right to grant sublicenses is granted under this Agreement.

                                  ARTICLE III

                 OTHER OBLIGATIONS OF THE LICENSOR AND LICENSEE

     Section 3.01 - Use of Licensed Trademark
                    -------------------------

     The Licensed Trademarks have acquired a reputation for high quality among professionals and consumers around the world. The performance capability of the Dolby Digital AC-3 audio system is such that LICENSOR is willing to allow the use of the Licensed Trademarks on certain Licensed Products and in connection with their advertising and marketing to indicate that the quality of such products conforms with the general reputation for high quality associated with the Licensed Trademarks. LICENSEE's use of the Licensed Trademarks is optional, however, if LICENSEE opts to use one or more Licensed Trademarks, such use shall be subject to the obligations of this Agreement as well as detailed regulations issued from time to time by LICENSOR. Detailed regulations current at the time of execution of this Agreement and additional to those set forth in this

Agreement are set forth in the Section entitled "Trademark Usage" in the Dolby Digital LICENSEE Information Manual of Appendix C which is attached hereto and forms an integral part of this Agreement. LICENSEE shall comply with the requirements of the body of this Agreement and those of the Dolby Digital LICENSEE Information Manual of Appendix C and such additional regulations as LICENSOR may issue and shall ensure that its subsidiaries, agents, distributors, and dealers throughout the world comply with such requirements:

          (1) LICENSEE shall prominently mark the Licensed Product on an exposed surface thereof in the following way:

                                     [logo]

     or:

                                    Virtual
                                     [logo]

     Alternatively, if the Licensed Product is a PC or PC subsystem, the mark may appear as part of an opening screen or in an "about" window of the application software controlling the Licensed Product.

          (2) The mark specified in subsection (1) of this Section 3.01, may also be used at least once in a prominent manner in all advertising and promotions for such Licensed Product; such usages shall be no less prominent and in the same relative size as the most prominent third party trademark(s) appearing on such Licensed Product or in the advertising and promotion thereof.

          (3) LICENSEE may not use the Licensed Trademarks in advertising and promotion of a product not marked in accordance with subsection (1) of this
Section 3.01, even if such product is a Licensed Product.

          (4) In every use of a Licensed Trademark, except on the exposed main control surface of a Licensed Product, LICENSEE shall give notice to the public that such Licensed Trademark is a trademark by using the superscript letters "TM" after the respective trademark, or by use of the trademark registration symbol "(R)" (the capital letter R enclosed in a circle) as a superscript after the respective trademark. LICENSOR shall inform LICENSEE as to which notice form is to be used.

          (5) LICENSEE shall use its best efforts to ensure that the appropriate trademark notices, as set forth in subsection (4) above, appear in advertising for such Licensed Products at the retail level.

          (6) LICENSOR's ownership of Licensed Trademarks shall be indicated whenever used by LICENSEE, whether use is on a product or on descriptive, instructional, advertising, or promotional material, by the most relevant of the following acknowledgments: "`Dolby' is a trademark of Dolby Laboratories", "The `Double-D' symbol is a trademark of Dolby Laboratories", or "`Dolby' and the `Double-D' symbol are trademarks of Dolby Laboratories" On Licensed Products such words shall be used on an exposed surface when space permits. LICENSEE shall use its best efforts to ensure that such an acknowledgment appears in advertising at the retail level.

          (7) Licensed Trademarks shall always be used in accordance with established United States practices for the protection of trademark and service mark rights, unless the requirements in the country or jurisdiction in which the product will be sold are more stringent, in which case the practice of such country or jurisdiction shall be followed. In no event shall any Licensed Trademark be used in any way that suggests or connotes that it is a common, descriptive or generic designation. Whenever the word `Dolby' is used, the letter D shall be upper-case. The word `Dolby' shall be used only as an adjective referring to a digital audio product, never as a noun or in any other usage which may contribute to a generic meaning thereof. In descriptive, instructional, advertising, or promotional material or media relating to Licensed Products, LICENSEE must use the Licensed Trademarks and expressions which include the Licensed Trademark `Dolby' with an appropriate generic or descriptive term (e.g. "Dolby Digital decoder", "Dolby Digital audio circuit", "Dolby Digital (AC-3) transmission" etc.), with reference to Licensed Products and their use.

          (8) All uses of the Licensed Trademarks are subject to approval by LICENSOR. LICENSOR reserves the right to require LICENSEE to submit proposed uses to LICENSOR for written approval prior to actual use. Upon request of LICENSOR, LICENSEE shall submit to LICENSOR samples of its own usage of the Licensed Trademarks and usage of the Licensed Trademarks by its subsidiaries, agents, distributors, and dealers.

          (9) Licensed Trademarks shall be used in a manner that distinguishes them from other trademarks, service marks, symbols or trade names, including LICENSEE's Trade Name and Trademarks.

          (10) LICENSEE may not use the Licensed Trademarks on and in connection with products that do not meet LICENSOR's quality standards.

          (11) LICENSEE may not use the Licensed Trademarks on and in connection with products other than Licensed Products.

     Section 3.02 - Ownership of the Licensed Trademarks
                    ------------------------------------

     LICENSEE acknowledges the validity and exclusive ownership by LICENSOR of the Licensed Trademarks.

     LICENSEE further acknowledges that it owns no rights in the Licensed Trademarks nor in the tradename "Dolby Laboratories." LICENSEE acknowledges and agrees that all rights that it may accrue in the Licensed Trademarks and in the tradenames "Dolby Laboratories" will inure to the benefit of the owner thereof, LICENSOR or LICENSOR's parent Dolby Laboratories, Inc.

     LICENSEE further agrees that R will not file any application for registration of the Licensed Trademarks or "Dolby Laboratories" in any country, region, or under any arrangement or treaty.

LICENSEE also agrees that it will not use nor will it file any application to register in any country, region, or under any arrangement or treaty any mark, symbol or phrase, in any language, which is confusingly similar to the Licensed Trademarks or "Dolby Laboratories".

     Section 3.03 - Maintenance of Trademark Rights
                    -------------------------------

     The expense of obtaining and maintaining Licensed Trademark registrations shall be borne by LICENSOR. LICENSOR, as it deems necessary, will advise LICENSEE of the grant of registration of such trademarks. Upon request by either party, LICENSEE and LICENSOR will comply with applicable laws and practices of the country of registration, including, without limiting the foregoing, the marking with notice of registration and the recording of LICENSEE as a registered or licensed user of such trademarks. The expense of registering or recording LICENSEE as a registered user or otherwise complying with the laws of any country pertaining to such registration or the recording of trademark agreements shall be borne by LICENSEE. LICENSEE shall advise LICENSOR of all countries where Licensed Products are sold, leased or used.

     Section 3.04 - Patent, Trademark and Copyright Enforcement
                    -------------------------------------------

     LICENSEE shall immediately inform LICENSOR of all infringements, potential or actual, which may come to its attention, of the Patent Rights, Licensed Trademarks or Licensed Copyrighted Works. It shall be the exclusive responsibility of LICENSOR, at its own expense, to terminate, compromise, or otherwise act at its discretion with respect to such infringements. LICENSEE agrees to cooperate with LICENSOR by furnishing, without charge, except out-of-pocket expenses, such evidence, documents and testimony as may be required therein.

     Section 3.05 - Other-Trademark Purchasers
                    --------------------------

     If LICENSEE sells or leases Licensed Products on a mass basis to an Other-Trademark Purchaser who does not hold a license with terms and conditions substantially similar to this Agreement, LICENSEE shall inform LICENSOR of the name, place of business, trademarks, and trade names of the Other Trademark Purchaser before such Other-Trademark Purchaser sells, leases, or uses Licensed Products. LICENSEE shall obtain agreement from such Other-Trademark Purchaser not to modify, install, use, lease, sell, provide written material for or about, advertise, or promote Licensed Products in any way which is in conflict with any provision of this Agreement. It shall be the responsibility of LICENSEE to inform the Other-Trademark Purchaser of the provisions of this Agreement, to notify such Other Trademark Purchaser that the provisions of this Agreement shall be applicable, through LICENSEE, in the same way as if the Licensed Products were sold by LICENSEE under LICENSEE's Trade Names and Trademarks, to ensure by all reasonable means that such provisions are adhered to and, if requested by LICENSOR, to provide to LICENSOR copies of such Other-Trademark Purchaser's advertising, public announcements, literature, instruction manuals, and the like. It shall be LICENSEE's responsibility to inform said Other-Trademark Purchaser that any use of any of LICENSOR's trademark(s) on or in conjunction with the Other-Trademark Purchaser's own products can only be done under a separate license from LICENSOR.

     Section 3.06 - Patent Marking
                    --------------

     LICENSEE shall mark each Licensed Product in the form, manner and location specified by LICENSOR, with one or more patent numbers of Patents in such countries under which a license is granted under this Agreement.

     Section 3.07 - Copyright Notice
                    ----------------

          (1) Where Applied LICENSEE shall apply the copyright notice specified
              -------------
in subsection 3.07(2) of this Section 3.07 to Licensed Products and all media embodying the Licensed Copyrighted Works.

          (2) Form of Notice LICENSEE shall apply the following copyright notice
              --------------
as required in subsection 3.07(l) of this Section 3.07:

     This product contains one or more programs protected under international and U.S. copyright laws as unpublished works. They are confidential and proprietary to Dolby Laboratories. Their reproduction or disclosure, in whole or in part, or the production of derivative works therefrom without the express permission of Dolby Laboratories is prohibited. Copyright 1992-1996 by Dolby Laboratories, Inc. All rights reserved.

     Section 3.08 - Furnishing of Licensed Copyrighted Works: Use of Licensed
                    ---------------------------------------------------------
Copyrighted Works
-----------------

     Subject to any restrictions under the export control regulations of the United States or any other applicable restrictions, LICENSOR will promptly after the Effective Date, furnish to LICENSEE copies of all programs constituting the Licensed Copyrighted Works in the form of object code (machine readable code). Alternatively, LICENSEE may obtain such Licensed Copyrighted Works in conjunction with its purchase of integrated circuits or other Licensed Implementations. LICENSEE agrees to use such programs only for the purpose of programming general purpose DSP devices, read only memories (ROMs), random access memories (RAMs), or the like, forming an integral part of Licensed Products and constituting spare parts solely for the repair of a Licensed Products. LICENSEE agrees (1) it will not otherwise reproduce Licensed Copyrighted Works, in whole or in part, (2) it will not prepare derivative works from Copyrighted Works, and (3) it will not disclose the Licensed Copyrighted Works, in whole or in part. LICENSEE further agrees that it will not decompile or otherwise reverse engineer the object code constituting the Licensed Copyrighted Works, or any portion thereof.

     Upon termination of this Agreement, LICENSEE shall promptly return to LICENSOR, at LICENSEE's expense, all documents and things supplied to LICENSEE as Licensed Copyrighted Works, as well as all copies and reproductions thereof, except those incorporated into Licensed Products.

                                                                             -10

     Section 3.09 - License Notice
                    --------------

     On all Licensed Products, LICENSEE shall acknowledge that the Licensed Products are manufactured under license from LICENSOR. Unless otherwise from time to time agreed between the parties, the following notice shall be used by LICENSEE on an exposed surface, such as the back or the bottom, of all Licensed
Products: "Manufactured under license from Dolby Laboratories". Such notice shall also be used in all instruction and servicing manuals unless such acknowledgment is clearly and unambiguously given in the course of any textual descriptions or explanations.

     Section 3.10 - Furnishing of Know-How
                    ----------------------

     Subject to any restrictions under the export control regulations of the United States or any other applicable restrictions, LICENSOR will promptly after the Effective Date, furnish to LICENSEE:

          (1) copies of all documents and things comprising the Know-How; and

          (2) when requested by LICENSEE, provide, as LICENSOR deems reasonable, consulting services regarding design considerations and general advice relating to the Licensed Products and the sale and use thereof, for all of which LICENSEE will reimburse LICENSOR for travel and reasonable per them expenses.

     Section 3.11 - Use of Know-How and Confidential Information
                    --------------------------------------------

          (1) By LICENSEE
              -----------

     LICENSEE shall use all Know-How and Confidential Information obtained heretofore or hereafter from LICENSOR solely for the purpose of manufacturing and selling Licensed Products under this Agreement, shall not use such Know-How or Confidential Information in an unauthorized way, and shall not divulge such Know-How or Confidential Information or any portion thereof to third parties, unless such Know-How or Confidential Information (a) was known to LICENSEE prior to its obtaining the same from LICENSOR; (b) becomes known to LICENSEE from sources other than either directly or indirectly from LICENSOR; (c) becomes public knowledge other than by breach of this Agreement by LICENSEE or by another licensee of LICENSOR; or (d) is independently developed by LICENSEE.

     Upon termination of this Agreement, with respect to Know-How or Confidential Information subject to the obligations of this subsection 3.11(1), LICENSEE shall promptly return to LICENSOR, at LICENSEE's expense, all documents and things supplied to LICENSEE as Know-How, as well as all copies and reproductions thereof.

          (2) By LICENSOR
              -----------

     LICENSOR hereby agrees that throughout the term of this Agreement it shall not divulge to third parties, nor use in any unauthorized way Confidential Information belonging to LICENSEE, unless such information (a) was known to LICENSOR prior to its obtaining the same from LICENSEE; (b) becomes known to LICENSOR from sources other than either directly or indirectly from LICENSEE, or (c) becomes public knowledge other than by breach of this Agreement by LICENSOR; or (d) is independently developed by LICENSOR. The obligations of this subsection 3.11(2) shall cease three (3) years from the date on which such Know-How or Confidential Information are acquired by LICENSOR from LICENSEE under this Agreement.

                                   ARTICLE IV

                                    PAYMENTS

     Section 4.01 - Initial Payment
                    ---------------

     LICENSEE shall promptly upon the Effective Date of this Agreement pay LICENSOR the sum specified on the title page and shall pay all local fees, taxes, duties, or charges of any kind.

     Section 4.02 - Royalties
     ------------------------

          (1) Subject to the provisions of Section 4.05, LICENSEE shall pay to LICENSOR royalties on Licensed Devices manufactured by or for LICENSEE and incorporated in Licensed Products which are used, sold, leased, or otherwise disposed of by LICENSEE, except for Licensed Devices incorporated in Licensed Products returned to LICENSEE by customers of LICENSEE, other than in exchange for an upgraded product, on which a credit has been allowed by LICENSEE to said customers. The royalty payable shall be based on the number of Licensed Devices, hereinbefore defined, contained in Licensed Products, which are used, sold, leased or otherwise disposed of by LICENSEE in successive calendar quarters from the effective date hereof, according to the amount of royalty specified below:

[*]

          (2) For every Licensed Device incorporated in a Licensed Product that is used, sold, leased or otherwise disposed of by LICENSEE in a country that is not a Non-Patent Country LICENSEE shall pay an additional $ [*] per Licensed Device, up to a maximum of three Licensed Devices per Licensed Product.

          (3) In addition, the following royalty shall apply to Licensed Products featuring Virtual Dolby Digital: (a) one Licensed Device for each Licensed Product utilizing more than two channel decoding to create the virtualized output channels if the Licensed Product provides only two audio channels; and (b) one Licensed Device for each Licensed Product containing LICENSOR's "Virtualizer" technology.

     On the Effective Date of this Agreement, and annually thereafter on first day of each calendar year, the rate at which the total royalties are calculated shall be adjusted in accordance with the Consumer Price Index. The adjustment shall be made by multiplying the royalties calculated as specified above by the ratio between the Consumer Price Index for the last month of the year preceding the year in which the adjustment takes place and the Consumer Price Index for the month of December 1993. LICENSOR will, during the first quarter of each calendar year, or as soon as such information is known, if later, inform LICENSEE of the adjustment ratio to be applied to royalties due in that year.

     Section 4.03 - Section Deleted
                    ---------------

     Section 4.04 - Royalty Applicability
                    ---------------------

     A Licensed Product shall be considered sold under Section 4.02 when invoiced, or if not invoiced, delivered to another by LICENSEE or otherwise disposed of or put into use by LICENSEE, except for consignment shipments, which will be considered sold when the payment for such shipments is agreed upon between LICENSEE and customer.

     Section 4.05 - Royalty Payments and Statements
                    -------------------------------

     LICENSEE shall render statements and royalty payments as follows:

          (1) LICENSEE shall deliver to the address shown on the cover sheet of this Agreement or such place as LICENSOR may from time to time designate, quarterly reports certified by LICENSEE's chief financial officer or the officer's designate within 30 days after each calendar quarter ending with the last day of March, June, September and December. Alternatively, such reports may be delivered by facsimile by transmitting them to LICENSOR's facsimile telephone number shown on the cover sheet of this Agreement or such other number as LICENSOR may from time to time designate. Royalty payments are due for each quarter at the same time as each quarterly report and shall be made by wire transfer in United States funds to LICENSOR's bank as identified on the cover sheet of this Agreement or such other bank as LICENSOR may from time to time designate. LICENSEE shall pay all local fees, taxes, duties, or charges of any kind and shall not deduct them from the royalties due unless such deductions may be offset against LICENSOR's own tax liabilities.

     Each quarterly report shall:

     (a) state the number of each model type of Licensed Products leased, sold, or otherwise disposed of by LICENSEE during the calendar quarter with respect to which the report is due;

     (b) state the number of Licensed Devices in each model type of Licensed Product; and

     (c) contain such other information and be in such form as LICENSOR or its outside auditors may prescribe. If LICENSEE claims less than full product royalty (under Section 4.06) or no royalty due (under Section 6.03), LICENSEE shall specify the country in which such Licensed Products were made, the country in which such Licensed Products were sold, and the identity of the purchasers of such Licensed Products.

          (2) Any remittance in excess of royalties due with respect to the calendar quarter for which the report is due shall be applied by LICENSOR to the next payment due.

          (3) LICENSEE's first report shall be for the calendar quarter in which LICENSEE sells its first Licensed Product.

          (4) LICENSEE shall deliver a final report and payment of royalties to LICENSOR certified by LICENSEE's chief financial officer or the officer's designate within 30 days after termination of this Agreement throughout the world. Such a final report shall include a report of all royalties due with respect to Licensed Products not previously reported to LICENSOR. Such final report shall be supplemented at the end of the next and subsequent quarters, in the same manner as provided for during the Life of the Agreement, in the event that LICENSEE learns of any additional royalties due.

          (5) LICENSEE shall pay interest to LICENSOR from the due date to the date payment is made of any overdue royalties or fees, including the Initial Payment, at the rate of 2% above the prime rate as is in effect from time to time at the bank identified on the cover page of this Agreement, or another major bank agreed to by the LICENSOR and LICENSEE in the event that the identified bank should cease to exist, provided however, that if the interest rate thus determined is in excess of rates allowable by any applicable law, the maximum interest rate allowable by such law shall apply.

     Section 4.06 - Royalties in Non-Patent Count
                    -----------------------------

     If a Licensed Product is manufactured in a Non- Patent Country and used, sold, leased or otherwise disposed of in a Non-Patent Country, be it the same or a different Non-Patent Country, royalties for the manufacture, use, sale, lease or other disposal of the Licensed Products in such Non-Patent Country or Countries under the Know-How, Licensed Copyrighted Works, and the Licensed Trademarks license shall be payable at the rates specified in Section 4.02; however, the additional royalty of $ [*] on each Licensed Device of such Licensed Product specified in Section 4.02 shall be waived. This provision shall not apply and full royalties shall be payable under Section 4.02:

          (1) when Licensed Products are manufactured in any country which is not a Non-Patent Country or are used, sold, leased or otherwise disposed of in any country which is not a Non-Patent Country, be it the same country as the country of manufacture or a different country; or

          (2) when LICENSEE knows or has reason to know that the Licensed Products manufactured in a Non-Patent Country and used, sold, leased or otherwise disposed of in a Non-Patent Country are destined for use by consumers or for sale, lease or other disposal to consumers in a country which is not a Non- Patent Country and LICENSOR deems such sale to be for the purpose of defeating the royalty provisions of this agreement.

     Section 4.07 - Books and Records
                    -----------------

     LICENSEE shall keep complete books and records of all sales, leases, uses, returns, or other disposals by LICENSEE of Licensed Products for a period of three (3) years from such sales, leases, uses or other disposals.

     Section 4.08 - Rights of Inspecting Books and Records
                    --------------------------------------

     LICENSOR shall have the right, through a professionally registered accountant at LICENSOR's expense, to inspect, examine and make abstracts of the said books and records insofar as may be necessary to verify the accuracy of the same and of the statements provided for herein but such inspection and examination shall be made during business hours upon reasonable notice and not more often than once per calendar year. LICENSOR agrees not to divulge to third parties any Confidential Information obtained from the books and records of LICENSEE as a result of such inspection unless such information (a) was known to LICENSOR prior to its acquisition by LICENSOR as a result of such inspection;
(b) becomes known to LICENSOR from sources other than directly or indirectly from LICENSEE; or (c) becomes a matter of public knowledge other than by breach of this Agreement by LICENSOR.

                                   ARTICLE V

                      STANDARDS OF MANUFACTURE AND QUALITY

     Section 5.01 - Standardization and Quality
                    ---------------------------

     LICENSEE shall abide by the Dolby Digital AC-3 Audio System Specifications, hereto appended in Appendix B and as modified from time to time by LICENSOR. LICENSEE shall abide by reasonable standards of quality and workmanship. Such quality standards shall apply to Licensed Devices and to aspects of Licensed Products not directly relating to the Licensed Devices but which nevertheless influence or reflect upon the audio quality or performance of the Licensed Devices as perceived by the end user. LICENSEE shall with respect to all Licensed Products bearing the Licensed Trademarks conform to any reasonable quality standards requirements as specified by LICENSOR within a period of ninety (90) days of such specification in writing.

     Licensed Products shall not be designed, presented or advertised in any way which contributes to confusion of the Dolby Digital AC-3 audio system with any of LICENSOR's other digital audio systems, audio noise reduction or headroom extension systems or LICENSOR's motion picture sound system.

     Section 5.02 - Right to Inspect Quality
                    ------------------------

     LICENSEE shall provide LICENSOR with such non-confidential information concerning Licensed Products as it may reasonably require in performing its right to enforce quality standards under this Agreement. LICENSEE will, upon request, provide on a loan basis to LICENSOR a reasonable number of samples (at least one from each product family) of Licensed Products for testing, together with instruction and service manuals. If transmissions necessary to test Licensed Products under field operating conditions are not receivable at LICENSOR's San Francisco test facility, LICENSEE shall make available to LICENSOR, upon receipt of reasonable notice from LICENSOR, reasonable facilities for testing Licensed Products. In the event that LICENSOR shall complain that any Licensed Product does not comply with LICENSOR's quality standards, excepting newly specified standards falling within the ninety (90) day time limit of Section 5.01, it shall promptly so notify LICENSEE by written communication whereupon LICENSEE shall within ninety (90) days suspend the lease, sale or other disposal of the same.

                                   ARTICLE VI

                      TERMINATION AND EFFECT OF TERMINATION

     Section 6.01 - Expiration of Agreement
                    -----------------------

     Unless this Agreement already has been terminated in accordance with the provisions of Section 6.02, this Agreement shall terminate in all countries of the world upon the expiration of the last-to-expire Patent under the Scheduled Patents. The Agreement is not extended by Patents in the Patent Rights that are not Scheduled Patents.

     Section 6.02 - Termination for Cause
                    ---------------------

     At the option of LICENSOR, in the event that LICENSEE breaches any of its material obligations under this Agreement, subject to the conditions of Section 6.04, this Agreement shall terminate upon LICENSOR's giving sixty (60) days advance notice in writing, effective on dispatch of such notice, of such termination, giving reasons therefore to LICENSEE, provided however, that, if LICENSEE, within the sixty (60) day period, remedies the failure or default upon which such notice is based, then such notice shall not become effective and this Agreement shall continue in full force and effect. Notwithstanding the sixty day cure period provided under the provisions of this Section 6.02, interest due under Section 4.05 shall remain payable and shall not waive, diminish, or otherwise affect any of LICENSOR's rights pursuant to this Section 6.02.

     Section 6.03 - Option to Terminate in a Non-Patent Count
                    -----------------------------------------

     Subject to the provisions of Section 6.04, unless this Agreement already has been terminated in accordance with the provisions of Section 6.01 or Section 6.02, LICENSEE shall have the option to terminate its license under this Agreement with respect to a Non-Patent Country at any time after three years from the Effective Date of this Agreement. Said option to terminate with respect to such country shall be effective when LICENSOR receives LICENSEE's written notice of its exercise of such option and shall be prospective only and not retroactive.

     Section 6.04 - Effect of Termination
                    ---------------------

     Upon termination of the Agreement, as provided in Sections 6.01 or 6.02, or upon termination of the license under this Agreement with respect to a Non-Patent Country in accordance with the option set forth in Section 6.03, with respect to such country only, all licenses granted by LICENSOR to LICENSEE under this Agreement shall terminate, all rights LICENSOR granted to LICENSEE shall revest in LICENSOR, and all other rights and obligations of LICENSOR and LICENSEE under this agreement shall terminate except that the following rights and obligations of LICENSOR and LICENSEE shall survive to the extent necessary to permit their complete fulfillment and discharge, with the exception that subsection (9) shall not apply in case of termination under Section 6.01:

          (1) LICENSEE's obligation to deliver a final royalty report and supplements thereto as required by Section 4.05;

          (2) LICENSOR's right to receive and LICENSEE's obligation to pay royalties, under Article IV, including interest on overdue royalties, accrued or accruable for payment at the time of termination and interest on overdue royalties accruing subsequent to termination;

          (3) LICENSEE's obligation to maintain books and records and LICENSOR's right to examine, audit, and copy as provided in Section 4.07-,

          (4) any cause of action or claim of either party accrued or to accrue because of any breach or default by the other party;

          (5) LICENSEE's obligations with respect to Know-How and Confidential Information under Section 3.11 (1) and LICENSOR's obligations with respect to Confidential Information under Sections 3.11(2) and 4.08;

          (6) LICENSEE's obligations to cooperate with LICENSOR with respect to Patent, Trademark, and Copyright enforcement under Section 3.04, with respect to matters arising before termination;

          (7) LICENSEE's obligation to return to LICENSOR all documents and things furnished to LICENSEE, and copies thereof, under the provisions of
Section 3.11;

          (8) LICENSEE's and LICENSOR's obligations regarding public announcements under Section 8.03; and

          (9) LICENSEE shall be entitled to fill orders for Licensed Products already received and to make or have made for it and to sell Licensed Products for which commitments to vendors have been made at the time of such termination, subject to payment of applicable royalties thereon and subject to said Licensed Products meeting LICENSOR's quality standards, provided that LICENSEE promptly advises LICENSOR of such commitments upon termination; and

            (10) LICENSEE's right to use the Know-How and to reproduce the Licensed Copyrighted Works in connection with the manufacture, use, lease, and sale of spare parts solely for the repair of Licensed Products as provided in
 Section 2.01(3).

     The portions of the Agreement specifically identified in the sub-parts of this Section shall be construed and interpreted in connection with such other portions of the Agreement as may be required to make them effective.

                                  ARTICLE VII

                       LIMITATIONS OF RIGHTS AND AUTHORITY

     Section 7.01 - Limitation of Rights
                    --------------------

     No right or title whatsoever in the Patent Rights, Know-How, Licensed Copyrighted Works, or the Licensed Trademarks is granted by LICENSOR to LICENSEE or shall be taken or assumed by LICENSEE except as is specifically laid down in this Agreement.

     Section 7.02 - Limitation of Authority
                    -----------------------

     Neither party shall in any respect whatsoever be taken to be the agent or representative of the other party and neither party shall have any authority to assume any obligation for or to commit the other party in any way.

     Section 7.03 - Disclaimer of Warranties and Liability: Hold Harmless
                    -----------------------------------------------------

     LICENSOR has provided LICENSEE the rights and privileges contained in this Agreement in good faith. LICENSOR represents that it has done diligent U.S. patentability searches in the field of digital audio and that it is unaware of any patents of third parties which would be infringed by the practice of its AC-3 digital audio technology which is the subject of this Agreement. LICENSOR represents that the Licensed Know-How and Licensed Copyrighted Works were either developed by LICENSOR or by a third party from whom LICENSOR has obtained the right to license. However, nothing contained in this Agreement shall be construed as (1) a warranty or representation by LICENSOR as to the validity or scope of any Patent included in The Patent Rights; (2) a warranty or representation that the Dolby Digital AC-3 Audio System technology, Patent Rights, Know-How, Licensed Copyrighted Works, Licensed Trademarks, or any Licensed Device, Licensed Product, or part thereof embodying any of them will be free from infringement of Patents, copyrights, trademarks, service marks, or other proprietary rights of third parties; or (3) an agreement to defend LICENSEE against actions or suits of any nature brought by any third parties.

     LICENSOR disclaims all liability and responsibility for property damage, personal injury, and consequential damages, whether or not foreseeable, that may result from the manufacture, use, lease, or sale of Licensed Devices, Licensed Products and parts thereof, and LICENSEE agrees to assume all liability and responsibility for all such damage and injury, to the extent that such liability and responsibility of LICENSEE have been finally determined in any court of competent jurisdiction.

     LICENSEE agrees to indemnify, defend, and hold LICENSOR harmless from and against all claims (including, without limitation, product liability claims), suits, losses and damages, including reasonable attorneys' fees and any other expenses incurred in investigation and defense, arising out of LICENSEE's manufacture, use, lease, or sale of Licensed Devices, Licensed Products, or parts thereof, or out of any allegedly unauthorized use of any trademark, service mark, Patent, copyright, process, idea, method, or device (excepting Licensed Trademarks, Patent Rights, Know-How, Confidential Information, and Licensed Copyrighted Works) by LICENSEE or those acting under its apparent or actual authority.

     Section 7.04 - Limitation of Assignment by LICENSEE
                    ------------------------------------

     The rights, duties and privileges of LICENSEE hereunder shall not be transferred or assigned by it either in part or in whole without prior written consent of LICENSOR. However, LICENSEE shall have the right to transfer its rights, duties and privileges under this Agreement in connection with its merger and consolidation with another firm or the sale of its entire business to another person or firm, provided that such person or firm shall first have agreed with LICENSOR to perform the transferring party's obligations and duties hereunder.

     Section 7.05 - Compliance with U.S. Export Control Regulations
                    -----------------------------------------------

        (1) LICENSEE agrees not to export any technical data acquired from LICENSOR under this Agreement, nor the direct product thereof, either directly or indirectly, to any country in contravention of United States law.

        (2) Nothing in this Agreement shall be construed as requiring LICENSOR to export from the United States, directly or indirectly, any technical data or any commodities to any country in contravention of United States law.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.01 - Language of Agreement: Language of Notices
                    ------------------------------------------

     The language of this Agreement is English. If translated into another language, this English version of the Agreement shall be controlling. Except as may be agreed by LICENSOR and LICENSEE, all notices, reports, consents, and approvals required or permitted to be given hereunder shall be written in the English language.

     Section 8.02 - Stability of Agreement
                    ----------------------

     No provision of this Agreement shall be deemed modified by any acts of LICENSOR, its agents or employees or by failure to object to any acts of LICENSEE which may be inconsistent herewith, or otherwise, except by a subsequent agreement in writing signed by LICENSOR and LICENSEE. No waiver of a breach committed by either party in one instance shall constitute a waiver or a license to commit or continue breaches in other or like instances.

     Section 8.03 - Public Announcements
                    --------------------

     Neither party shall at any time heretofore or hereafter publicly state or imply that the terms specified herein or the relationships between LICENSOR and LICENSEE are in any way different from those specifically laid down in this Agreement. LICENSEE shall not at any time publicly state or imply that any unlicensed products use the Dolby Digital AC-3 Audio System Specifications. If requested by one party, the other party shall promptly supply the first party with copies of all public statements and of all publicity and promotional material relating to this Agreement, the Dolby Digital AC-3 Audio System Specifications, Licensed Devices, Licensed Products, Licensed Trademarks, and Know-How.

     Section 8.04 - Address of LICENSOR and LICENSEE for all Other
                    ----------------------------------------------
                    Communications
                    --------------

     Except as otherwise specified in this Agreement, all notices, reports, consents, and approvals required or permitted to be given hereunder shall be in writing, signed by an officer of LICENSEE or LICENSOR, respectively, and sent postage or shipping charges prepaid by certified or registered mail, return receipt requested showing to whom, when and where delivered, or by Express mail, or by a secure overnight or one-day delivery service that provides proof and date of delivery, or by facsimile, properly addressed or transmitted to LICENSEE or LICENSOR, respectively, at the address or facsimile number set forth on the cover page of this Agreement or to such other address or facsimile number as may from time to time be designated by either party to the other in writing. Wire payments from LICENSEE to LICENSOR shall be made to the bank and account of LICENSOR as set forth on the cover page of this agreement or to such other bank and account as LICENSOR may from time to time designate in writing to LICENSEE.

     Section 8.05 - Applicable Law
                    --------------

     This Agreement shall be construed in accordance with the substantive laws, but not the choice of law rules, of the State of California.

     Section 8.06 - Choice of Forum: Attorneys' Fees
                    --------------------------------

     To the full extent permitted by law, LICENSOR and LICENSEE agree that their choice of forum, in the event that any dispute arising under this agreement is not resolved by mutual agreement, shall be the United States Courts in the State of California and the State Courts of the State of California.

     In the event that any action is brought for any breach or default of any of the terms of this Agreement, or otherwise in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all costs and expenses incurred in that action or any appeal therefrom, including without limitation, all attorneys' fees and costs actually incurred.

     Section 8.07 - Construction of Agreement
                    -------------------------

     This Agreement shall not be construed for or against any party based on any rule of construction concerning who prepared the Agreement or otherwise.

     Section 8.08 - Captions
                    --------

     Titles and captions in this Agreement are for convenient reference only and shall not be considered in construing the intent, meaning, or scope of the Agreement or any portion thereof.

     Section 8.09 - Singular and Plural
                    -------------------

     Throughout this Agreement, words in the singular shall be construed as including the plural and words in the plural shall be construed as including the singular.

     Section 8.10 - Complete Agreement
                    ------------------

     This Agreement contains the entire agreement and understanding between LICENSOR and LICENSEE relating to the subject matter hereof and merges all prior or contemporaneous oral or written communication between them. Neither LICENSOR nor LICENSEE now is, or shall hereafter be, in any way bound by any prior, contemporaneous or subsequent oral or written communication except insofar as the same is expressly set forth in this Agreement or in a subsequent written agreement duly executed by both LICENSOR and LICENSEE.

     Section 8.11 - Severability
                    ------------

     Should any portion of this Agreement be declared null and void by operation of law, or otherwise, the remainder of this Agreement shall remain in full force and effect.

     Section 8.12 - Company Representation and Warrant
                    ----------------------------------

     LICENSEE represents and warrants to LICENSOR that it is not a party to any agreement, and is not subject to any statutory or other obligation or restriction, which might prevent or restrict it from performing all of its obligations and undertakings under this License Agreement, and that the execution and delivery of this Agreement and the performance by LICENSEE of its obligations hereunder have been authorized by all necessary action, corporate or otherwise.

     Section 8.13 - Execution
                    ---------

     IN WITNESS WHEREOF, the said LICENSOR has caused this Agreement to be executed on the cover page of this Agreement, in the presence of a witness, by an officer duly authorized and the said LICENSEE has caused the same to be executed on the cover page of this Agreement, in the presence of a witness, by an officer duly authorized, in duplicate original copies, as of the date set forth on said cover page.

                         APPENDIX A - SCHEDULED PATENTS

The Scheduled Patents shall mean the following patents and patent applications:

                                     PATENTS


                                   Count           Patent Number
                         -------------------   -------------------
                         Australia             631,404
                         Australia             644,170
                         Australia             649,786
                         Australia             653,582
                         Australia             655,053
                         Australia             655,535
                         Australia             674,357
                         Australia             677,688
                         Australia             677,856
                         Austria               0 524 264
                         Austria               0 519 055
                         Austria               0 560 413
                         Austria               0 664 943
                         Austria               0 709 004
                         Austria               0 709 005
                         Austria               0 709 006
                         Austria               0 716 787
                         Austria               0 520 068
                         Austria               0 514 949
                         Belgium               0 208 712
                         Belgium               0 481 374
                         Belgium               0 524 264
                         Belgium               0 519 055
                         Belgium               0 560 413
                         Belgium               0 664 943
                         Belgium               0 709 004
                         Belgium               0 709 005
                         Belgium               0 709 006
                         Belgium               0 716 787
                         Belgium               0 520 068
                         Belgium               0 514 949
                         Canada                1,239,701
                         Canada                1,301,337
                         Canada                2,026,213
                         Denmark               0 208 712
                         Denmark               0 481 374
                         Denmark               0 524 264

                                   Count           Patent Number
                         -------------------   -------------------
                         Denmark                0 519 055
                         Denmark                0 560 413
                         Denmark                0 587 733
                         Denmark                0 664 943
                         Denmark                0 709 004
                         Denmark                0 709 005
                         Denmark                0 709 006
                         Denmark                0 716 787
                         Denmark                0 520 068
                         Denmark                0 514 949
                         France                 0 208 712
                         France                 0 481 374
                         France                 0 455 738
                         France                 0 524 264
                         France                 0 519 055
                         France                 0 560 413
                         France                 0 587 733
                         France                 0 664 943
                         France                 0 709 004
                         France                 0 709 005
                         France                 0 709 006
                         France                 0 716 787
                         France                 0 520 068
                         France                 0 514 949
                         Germany                3587251
                         Germany                69125909
                         Germany                69214523.0
                         Germany                69221616.2
                         Germany                69311569.6
                         Germany                69401512.1
                         Germany                69401514.8
                         Germany                69401959.3
                         Germany                69401517.2
                         Germany                69006011.4
                         Germany                69107841.6
                         Germany                69210689.8
                         Germany                69031737.9
                         Greece                 0 524 264
                         Italy                  0 208 712
                         Italy                  0 481 374
                         Italy                  0 524 264
                         Italy                  0 519 055
                         Italy                  0 664 943

                               Count                 Patent Number
                    -------------------------- ------------------------
                    Italy                              0 709 004
                    Italy                              0 709 005
                    Italy                              0 709 006
                    Italy                              0 716 787
                    Italy                              0 520 068
                    Italy                              0 514 949
                    Netherlands                        0 519 055
                    Netherlands                        0 560 413
                    Netherlands                        0 587 733
                    Netherlands                        0 664 943
                    Netherlands                        0 709 004
                    Netherlands                        0 709 005
                    Netherlands                        0 709 006
                    Netherlands                        0 716 787
                    Netherlands                        0 455 738
                    Netherlands                        0 524 264
                    Netherlands                        0 520 068
                    Netherlands                        0 514 949
                    Singapore                          P9692379-2
                    Singapore                          P9692369-3
                    Spain                              0 524 264
                    Spain                              0 519 055
                    Spain                              0 560 413
                    Spain                              0 664 943
                    Spain                              0 709 004
                    Spain                              0 709 005
                    Spain                              0 709 006
                    Spain                              0 716 787
                    Spain                              0 520 068
                    Spain                              0 514 949
                    Sweden                             0 519 055
                    Sweden                             0 560 413
                    Sweden                             0 664 943
                    Sweden                             0 709 004
                    Sweden                             0 709 005
                    Sweden                             0 709 006
                    Sweden                             0 716 787
                    Sweden                             0 524 264
                    Sweden                             0 520 068
                    Sweden                             0 514 949
                    Switzerland/Liechtenstein          0 524 264
                    Switzerland/Liechtenstein          0 716 787
                    Switzerland/Liechtenstein          0 519 055

                              Count                  Patent Number
                    -------------------------  --------------------------
                    Switzerland/Liechtenstein          0 560 413
                    Switzerland/Liechtenstein          0 664 943
                    Switzerland/Liechtenstein          0 709 004
                    Switzerland/Liechtenstein          0 709 005
                    Switzerland/Liechtenstein          0 709 006
                    Switzerland/Liechtenstein          0 520 068
                    Switzerland/Liechtenstein          0 514 949
                    Taiwan                             52,047
                    Taiwan                             53,726
                    Taiwan                             56,006
                    Taiwan                             60,430
                    United Kingdom                     0 208 712
                    United Kingdom                     0 481 374
                    United Kingdom                     0 455 738
                    United Kingdom                     0 524 264
                    United Kingdom                     0 519 055
                    United Kingdom                     0 560 413
                    United Kingdom                     0 587 733
                    United Kingdom                     0 664 943
                    United Kingdom                     0 709 004
                    United Kingdom                     0 709 005
                    United Kingdom                     0 709 006
                    United Kingdom                     0 716 787
                    United Kingdom                     0 520 068
                    United Kingdom                     0 514 949
                    United States of America           4,790,016
                    United States of America           4,914,701
                    United States of America           5,235,671
                    United States of America           5,109,417
                    United States of America           5,274,740
                    United States of America           5,291,557
                    United States of America           5,297,236
                    United States of America           5,357,594
                    United States of America           5,394,473
                    United States of America           5,479,562
                    United States of America           5,752,225
                    United States of America           5,583,962
                    United States of America           5,581,653
                    United States of America           5,632,003
                    United States of America           5,623,577
                    United States of America           5,633,981

                               PATENT APPLICATIONS
                               -------------------


                         Country             Application Number
                         ------------------  ------------------
                         Australia           73642/94
                         Australia           76765/94
                         Australia           11305/95
                         Austria             94107838.8
                         Belgium             94107838.8
                         Canada              2,053,064-2
                         Canada              2,059,141
                         Canada              2,077,662
                         Canada              2,077,668
                         Canada              2103051
                         Canada              2,140,678
                         Canada              2,142,092
                         Canada              2,164,964
                         Canada              2,165,450
                         Canada              2,166,551
                         Canada              2,167,527
                         China               91 102167.1
                         Denmark             94107838.8
                         France              94107838.8
                         Germany             94107838.8
                         Italy               94107838.8
                         Japan               2-503825
                         Japan               3-508357
                         Japan               4-504474
                         Japan               4-503836
                         Japan               5-500680
                         Japan               6-510170
                         Japan               7-504717
                         Japan               7-508213
                         Japan               7-504753
                         Japan               7-504747
                         Korea               90-702194
                         Korea               92-702394
                         Korea               92-702095
                         Korea               92-702096
                         Korea               95-700769
                         Netherlands         94107838.8
                         Singapore           9608277-1
                         Singapore           9608335-7
                         Singapore           9608307-6

                                  Country                Application Number
                        ---------------------------      ------------------
                        Singapore                      9608275-5
                        Singapore                      9608135-1
                        Singapore                      9603970-6
                        Singapore                      9608577-4
                        Singapore                      9608674-9
                        Singapore                      9608134-4
                        Singapore                      9608676-4
                        Singapore                      9608675-6
                        Singapore                      9608341-5
                        Singapore                      9608307-6
                        Spain                          94107838.8
                        Sweden                         94107838.8
                        Switzerland/Liechtenstein      94107838.8
                        United Kingdom                 94107838.8

                            THE DOLBY VIRTUAL PATENTS
                            -------------------------

                               PATENT APPLICATIONS
                               -------------------

                      Count                Application Number
                -------------------------- --------------------
                PCT*                       98/03882
                United States of America   08/819,582


___________________

   * Filed in these countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Korea, Netherlands, Singapore, Spain, Sweden, Switzerland/Liechtenstein, United Kingdom

                 APPENDIX B - "DOLBY DIGITAL AC-3 AUDIO SYSTEM"

     Compliance with the algorithm description and operating parameters as specified in ATSC document A/52, the "Dolby Digital LICENSEE Information Manual", the "Software Interface Protocol" issued by Dolby and any further reasonable specifications and requirements as DOLBY may issue from time to time.

             APPENDIX C - DOLBY DIGITAL LICENSEE INFORMATION MANUAL

                                   [Dolby Logo]

                                   Dolby Laboratories Inc.
                                   Dolby Laboratories Licensing Corporation
                                   Signal Processing and Noise Reduction Systems

                                   100 Potrero Avenue
                                   San Francisco, California 94103-4813
                                   Telephone 415-558-0200
                                   Facsimile 415-863-1373
28 March 2000

InterVideo, Inc.
440 Mission Court, Suite 260
Fremont, CA 94539
United States of America

                          Side Letter: Dolby Headphone

Gentlemen:

     Re: License Agreement entitled "DIGITAL AUDIO SYSTEM LICENSE AGREEMENT" (L3D-AC3V) between InterVideo, Inc. and Dolby Laboratories Licensing Corporation, effective March 4, 1999.

     We have pleasure in extending the rights granted under the above-mentioned License Agreement to include, additional patents, know-how, and copyrighted works that cover our Dolby Headphone audio system. This Dolby Headphone Side Letter makes the necessary changes to the wording of the License Agreement, Coupled with the License Agreement, it forms an integral understanding regarding Dolby Headphone, and is not intended to affect the terms of use for other technologies. If there is any conflict between the wording of this Dolby Headphone Side Letter and that of the above-mentioned Agreement (with respect to the Dolby Headphone audio system), the wording of the Side Letter will be regarded as controlling.

     1.   Add to the Index page:

     Section 1.22 - "Dolby Headphone System Specifications."

     Appendix D - Table of Contents for the Product Development Kit: Dolby Headphone.

     2.   Add to the Preamble (Page 1) after the eleventh "WHEREAS," clause:

     WHEREAS, LICENSOR'S approved Dolby Headphone audio system (hereafter, "Dolby Headphone") and its manufacture embody Inventive subject matter which are the subject of international patent and patent applications licensable by LICENSOR;

     WHEREAS, the manufacture and sale of LICENSOR'S Dolby Headphone audio system requires the reproduction of copyrighted works licensable by LICENSOR;

Intervideo, Inc.                                                   28 March 2000
                                                                          Page 2


     WHEREAS, LICENSOR represents and warrants that it has rights to grant licenses under such know-how, patents and patent applications and copyrighted works and under its trademarks;

     WHEREAS, LICENSEE is engaged in the manufacture and sale of products for the home electronics market; and

     WHEREAS, LICENSEE believes it can develop substantial demand for equipment to decode audio signals using LICENSOR's Dolby Headphone audio system;

     WHEREAS, LICENSEE desires a non-exclusive license to manufacture and sell decoders using LICENSOR's Dolby Headphone audio system under LICENSOR's trademarks, know-how, copyrighted works, patents and patent applications; and

     3.   Add to the end of Section 1.09 - "Licensed Trademark," the following:
"and (d) the word mark "Dolby Headphone," and (e) the device mark [Dolby Logo with headphones].

     4. Replace the first sentence of Section 1.10 - "Licensed Device," with the following: "Licensed Device means a digital audio circuit having (a) Dolby Digital AC-3 Audio System Specifications, or (b) Dolby Headphone System Specifications, whether made in discrete component, integrated circuit, or other forms, for decoding a digital bitstream into one or more audio channels (hereafter sometimes referred to as a "Dolby Digital Licensed Device," or a "Dolby Headphone Licensed Device," respectively).

     5. Modify Section 1.11(2) - "Licensed Product," so that the first paragraph phrase "intended or designed for use in decoding an AC-3 digital audio bitstream," reads "intended or designed for use in decoding (a) a Dolby Digital AC-3 digital audio bitstream, and/or (b) a Dolby Headphone bitstream, (hereafter sometimes referred to as a "Dolby Digital Licensed Product" or a "Dolby Headphone Licensed Product," respectively)." In addition, modify the second-paragraph phrase "Every Licensed Product containing three or more Licensed Devices must," so that it reads, "Every Licensed Product containing three or more Dolby Digital Licensed Devices must..."

     6. Modify Section 1.19 - "Licensed Copyrighted Works," so that the phrase "relating to the Dolby Digital AC-3 audio system," reads "relating to the Dolby Digital AC-3 audio system or to the Dolby Headphone audio system."

     7.   Add Section 1.22 - "Dolby Headphone System Specifications."

     Section 1.22 - "Dolby Headphone System Specifications" means the specifications for the Dolby Headphone audio system, comprising the claims and teachings of the relevant Scheduled Patents, and the Dolby Headphone system operating parameters as specified in the Dolby Headphone Product Development Kit (the table of contents of which is attached hereto at Appendix D, entitled, "Table of Contents for the Product Development Kit: Dolby Headphone," and which may be updated from time to time by LICENSOR), and the relevant Licensed Copyrighted Works and Know-How.

     Appendix D is attached hereto and forms an integral part of this Agreement.

Intervideo, Inc.                                                   28 March 2000
                                                                          Page 3


     8. Modify Section 2.02 - Limitation of Licenses Granted, to include the following additional subsection: "(9) no license is granted hereunder to make, have made for, use in, or import or sell Licensed Products into professional (non-consumer) market segments."

     9.   Modify Section 3.01 - Use of Licensed Trademarks:

     So that the second sentence phrase, "The performance capability of the Dolby Digital AC-3 audio system." reads, "The performance capability of the Dolby Digital AC-3 and Dolby Headphone audio systems;" and so that the end of Subsection (1) contains additionally: "and/or [Dolby Logo with headphones]"; and so that the end of the first sentence of Subsection (8) contains additionally:
"Dolby, `the `Double-D' symbol and `[Dolby Logo with headphones]' are trademarks of Dolby Laboratories."

     10.  Replace Section 3.07(2) - Form of Notice with the following:

     LICENSEE shall apply the following relevant copyright notices as required in subsection 3.07(1) of this Section 3.07:

          (a) For Dolby Digital Licensed Products: This product contains one or more programs protected under international and U.S. copyright laws as unpublished works. They are confidential and proprietary to Dolby Laboratories. Their reproduction or disclosure, in whole or in part, or the production of derivative works therefrom without the express permission of Dolby Laboratories is prohibited. Copyright 1992-1997 by Dolby Laboratories, Inc. All rights reserved.

          (b) For Dolby Headphone Licensed Products: This product contains one or more programs protected under international and U.S. copyright laws as unpublished works. They are confidential and proprietary to Dolby Laboratories. Their reproduction or disclosure, in whole or in part, or the production of derivative works therefrom without the express permission of Dolby Laboratories is prohibited. Copyright 1998-1999 by Dolby Laboratories. All rights reserved.

          (c) For Licensed Products which are both Dolby Digital Licensed Products and Dolby Headphone Licensed Products: This product contains programs protected under international and U.S. copyright laws as unpublished works. They are confidential and proprietary to Dolby Laboratories. Their reproduction or disclosure, in whole or in part, or the production of derivative works therefrom without the express permission of Dolby Laboratories is prohibited. Copyright 1992-1997 and 1998-1999 by Dolby Laboratories. All rights reserved.

     11.  Modify Section 4.02 - Royalties as follows:

     Add the following after the first paragraph: "In addition, a royalty of two Licensed Devices shall apply to each Dolby Headphone Licensed Product."

     Modify the paragraph which begins: "For every Licensed Device incorporated in a Licensed Product," as follows: "For every Licensed Device incorporated in a Licensed Product that is used, sold, leased or otherwise disposed of by LICENSEE in a country that is not a Non-Patent Country, LICENSEE shall pay an additional $

Intervideo, Inc.                                                   28 March 2000
                                                                          Page 4


[*] per Licensed Device with respect to Dolby Digital Licensed Devices, a maximum of three shall apply per Dolby Digital Licensed Product; but Dolby Headphone Licensed Devices shall not count toward such maximum."

     12.  Add the following after the first sentence of the first paragraph of
Section 4.06 - Royalties in Non-Patent Country:

     "(For the avoidance of doubt, the designation of a particular jurisdiction as a Non-Patent Country with respect to a particular royalty payable, shall be determined by the part of the Schedule of Patents relevant to such royalty payable. For example, the additional Scheduled Patents added by the Dolby Headphone Side Letter are relevant to the designation of a jurisdiction as a Non-Patent Country only with respect to Dolby Headphone royalties payable.)"

     13.  Modify Section 6.01 - Standardization and Quality as follows:

     Add to end of the first sentence, of the first paragraph: "...and by the Dolby Headphone System Specifications."

     Modify the second paragraph to read: "Licensed Products shall not be designed, presented or advertised in any way which contributes to confusion of the Dolby Digital AC-3 audio system, or of the Dolby Headphone audio system, with any of LICENSOR's other digital audio systems, audio noise reduction or headroom extension systems or LICENSOR's motion picture sound system."

     14. Modify the second two sentences of Section 8.03 - Public Announcements so that they read: "LICENSEE shall not at any time publicly state or imply that any unlicensed products use either the Dolby Digital AC-3 Audio System Specifications or the Dolby Headphone System Specifications. If requested by one party, the other party shall promptly supply the first party with copies of all public statements and of all publicity and promotional material relating to this Agreement, the Dolby Digital AC-3 Audio System Specifications, Dolby Headphone System Specifications, Licensed Devices, Licensed Products, Licensed Trademarks, and Know-How."

     15.  Add to APPENDIX A - SCHEDULE OF PATENTS the following:

                                 DOLBY HEADPHONE

                                     PATENTS
                                     -------

Country                                               Patent Number
-------                                               -------------

Australia                                             689439
United States of America                              5,502,747

Intervideo, Inc.                                                   28 March 2000
                                                                          Page 5


                               PATENT APPLICATIONS
                               -------------------

Country                                                 Patent Number
-------                                                 -------------

Canada                                                  2139511
EPO*                                                    93914555.3
Japan                                                   502761/94
PCT**                                                   AU96/00769
PCT***                                                  AU98/00002

     *Designating these countries: Belgium, Denmark, France, Germany, Italy, Netherlands, Sweden, United Kingdom

     **Designating these countries: Belgium, Denmark, France, Germany, Italy, Netherlands, Sweden, United Kingdom, Japan, Korea, United States of America

     ***Designating these countries: Australia, Austria, Belgium, Canada, China, Denmark, France, Germany, India, Italy, Japan, Korea, Netherlands, Singapore, Spain, Sweden, Switzerland/Liechtenstein, United Kingdom, United States of America

     16. Add to the end of the Agreement: "APPENDIX D - TABLE OF CONTENTS FOR THE PRODUCT DEVELOPMENT KIT: DOLBY HEADPHONE"

     1.   DOLBY HEADPHONE

          1.1.   Dolby Headphone Licensing Manual
                 --------------------------------
                 999/12691, Draft version, Aug. 89
                 This document describes the product specifications and functional requirements for the use of Dolby Headphone technology within a range of typical consumer products as well as trademark usage.

          1.2.   Test Material*
                 -------------

                 1.2.1.  Test signals*
                         ------------
                         Under development
                         Test signals to verify that the Dolby Headphone algorithm has been properly implemented.

                 1.2.2.  Test program*
                         ------------
                         dhcheck.exe
                         Under development
                         This is a Win32 executable for analysis of the measured system responses.

Intervideo, Inc.                                                   28 March 2000
                                                                          Page 6


Yours sincerely,

DOLBY LABORATORIES LICENSING CORPORATION

/s/ D. Mac Leckrone
D. Mac Leckrone
Sr. Manager, Agreements & Contracts

                                   Read and Agreed on behalf of InterVideo, Inc.

                                   Signature: /s/ Joe Monastiero
                                             ----------------------------------
                                   Name:    Joe Monastiero
                                         --------------------------------------
                                   Title:   VP
                                         --------------------------------------
                                   Date:    April 10, 2000
                                         --------------------------------------